SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2006

Domino’s Pizza, Inc.

Domino’s, Inc.

(Exact name of registrants as specified in its charter)

Commission file numbers:

333-114442

333-107774

Delaware Delaware	38-2511577 38-3025165
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Numbers)

30 Frank Lloyd Wright Drive

Ann Arbor, Michigan 48106

(Address of principal executive offices)

(734) 930-3030

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 9, 2006, Domino’s, Inc. entered into a material definitive agreement, the parties to which and the material terms and conditions of which are incorporated herein by reference to exhibit 1.01 filed herewith.

On March 10, 2006, Domino’s Pizza, Inc. entered into a material definitive agreement, the parties to which and the material terms and conditions of which are incorporated herein by reference to exhibit 1.02 filed herewith.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
1.01	6th Amendment to Credit Agreement, dated as of March 9, 2006, by and among Domino’s, Inc., Domino’s Pizza, Inc., various subsidiaries of Domino’s, Inc., J.P. Morgan Securities Inc. and JPMorgan Chase Bank, N.A.

1.02	Stock Repurchase Agreement, dated as of March 10, 2006, by and among Domino’s Pizza, Inc., and certain shareholders, including investment funds associated with Bain Capital, LLC.

99.1	Press Release, dated March 13, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DOMINO’S PIZZA, INC.
DOMINO’S, INC.
(Registrants)

Date: March 13, 2006

/s/ L. David Mounts
	Name:	L. David Mounts
	Title:	Chief Financial Officer and Executive Vice President

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